The RBB Fund, Inc.

Matson Money, Inc.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

(collectively, the “Portfolios”)

Supplement dated May 25, 2018

to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) each dated December 31, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

Effective as of May 14, 2018, Steven B. Miller no longer serves as a portfolio manager for the Portfolios. Accordingly, all references to Mr. Miller should be deleted in their entirety.

Please retain this supplement for your reference